UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant	☒	Filed by a Party other than the Registrant	☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

E*TRADE Financial Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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	(2)	Form, Schedule or Registration Statement No.:

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to Be Held on May 7, 2020.

Meeting Information
E*TRADE FINANCIAL CORPORATION	Meeting Type: For holders as of:	Annual Meeting March 11, 2020
Date: May 7, 2020 Time: 8:30 AM Eastern
	Location:	Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/ETFC2020.
The company will be hosting the meeting live via the Internet. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/ETFC2020 and be sure to have the information that is printed in the box marked by the arrow (located on the following page).
E*TRADE FINANCIAL CORPORATION 671 NORTH GLEBE ROAD 15TH FLOOR ARLINGTON, VA 22203-2120

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

E99070-P35281

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT ANNUAL REPORT

How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or ELECTRONIC Copy:

If you want to receive a paper or electronic copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1)	BY INTERNET:	www.proxyvote.com
2)	BY TELEPHONE:	1-800-579-1639
3)	BY E-MAIL*:	sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 23, 2020 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote By Internet:
Before The Meeting:
Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

During The Meeting:
Go to www.virtualshareholdermeeting.com/ETFC2020. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

E99071-P35281

Voting Items

The Board of Directors recommends you vote FOR each of the following:

1.	Election of Directors:

	1a.	Richard J. Carbone

	1b.	Robert J. Chersi

	1c.	Jaime W. Ellertson

	1d.	James P. Healy

	1e.	Kevin T. Kabat

	1f.	James Lam

	1g.	Rodger A. Lawson

	1h.	Shelley B. Leibowitz

	1i.	Michael A. Pizzi

	1j.	Rebecca Saeger

	1k.	Donna L. Weaver

	1l.	Joshua A. Weinreich

The Board of Directors recommends you vote FOR the following proposals:

2.	To approve, by a non-binding advisory vote, the compensation of the Company's Named Executive Officers (the "Say-on-Pay Vote"), as disclosed in the Proxy Statement for the 2020 Annual Meeting.

3.	To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2020.

The Board of Directors does not have a recommendation for voting on the following stockholder proposal:

4.	A stockholder proposal regarding simple majority voting.

NOTE: In their discretion, the Proxies are authorized to vote on such other business as may properly come before the meeting or any adjournment thereof.

E99072-P35281

E99073-P35281